EXECUTION COPY

                     OPTION AGREEMENT and IRREVOCABLE PROXY

      THIS OPTION AND IRREVOCABLE PROXY (this "Agreement") is made and entered into as of December 8, 2004, by and among Cantor G & W (Nevada), L.P., a Nevada limited partnership, or its assignee or designee ("Cantor"), and the Beneficial Owners (as defined herein) of Company Shares (as defined below) of Gaming & Entertainment Group, Inc., a Utah corporation ("Company") listed in Schedule A hereto who shall have executed and delivered this Agreement (individually, a "Stockholder" and collectively, the "Stockholders"). Company Shares shall mean common stock, par value $.01 per share, of the Company.

      WHEREAS, Cantor and the Company concurrently herewith are entering into a Loan Facility and Investment Agreement (the "Investment Agreement") providing for, among other things, the extension of a loan facility (the "Permanent Facility");

      NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Investment Agreement, and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

      1.    Grant and Exercise of Option.

            (a) The Stockholders jointly and severally grant to Cantor an irrevocable option to purchase (the "Option"), from time to time, up to 7,500,000 Company Shares that are owned of record by the Stockholders (as herein provided and as identified at Schedule A in the column "Option Shares") and are or shall be fully paid, issued and outstanding (such shares, the "Option Shares") as follows:

            (1) until December 31, 2005, up to 7,500,000 Option Shares, at an exercise price of $0.60 per share;

            (2) beginning January 1, 2006 until December 31, 2006, the balance of the 7,500,000 Option Shares not purchased prior to this period, not to exceed 5,000,000 Option Shares, at an exercise price of $0.80 per share; and

            (3) beginning January 1, 2007 until December 31, 2007, the balance of the 7,500,000 Option Shares not purchased prior to this period, not to exceed 2,500,000 Option Shares, at an exercise price of $1.00 per share

; provided that, at any time, Cantor shall be permitted to exercise the Option in respect of a number of whole Company Shares rounded up (if less than the number of Option Shares at (1)-(3) above) that is obtained by the formula [0.54(A+B+C)] - D where

A = the number of outstanding Company Shares issued and outstanding immediately prior to an exercise of the Option Shares.

B = the number of options outstanding under the Company's 2004 Stock Option and Incentive Plan, and all other Company plans, immediately prior to an exercise of the Option Shares.

C = the sum of the outstanding warrants to purchase shares of stock of the Company immediately prior to an exercise of the Option Shares, inclusive of all outstanding warrants held by Cantor (i.e., equity, debt and interest).

D = the sum of (i) the number of shares of common stock held by Cantor immediately prior to the exercise of the Option Shares, and (ii) the number of shares of common stock issuable to Cantor upon the exercise of the equity, debt and interest warrants, if outstanding, which shall be calculated immediately prior to an exercise of Option Shares.

In the event that the Stockholders in any way breach or violate the provisions of this Agreement at any time, then Cantor shall have the irrevocable option to purchase 7,500,000 Option Shares, at an exercise price of $0.60 per share. The exercise price in effect at any time shall be referred to herein as the "Exercise Price." As used herein "Stockholder Shares" shall mean the Company Shares (including, without limitation, the Option Shares) owned of record by such Stockholder now and at any time hereafter (including, without limitation, Company Shares acquired pursuant to the exercise of options or by way of dividend, distribution, exchange, merger, consolidation, recapitalization, reorganization, stock split, grant of proxy or otherwise), as adjusted as set forth herein. Each Stockholder hereby appoints Tibor N. Vertes as its attorney-in-fact and representative ("Stockholder Representative") to take any and all action for and on behalf of the Stockholder hereunder in relation to this Agreement and any action taken by the Stockholder Representative on behalf of the Stockholder shall be binding upon the Stockholder. Any action required herein to be taken by Stockholder may be taken by the Stockholder Representative. Each Stockholder shall cause Cantor to be promptly notified of the number of any new Stockholder Shares acquired by said Stockholder, if any, after the date hereof, whether through the exercise of warrants or options now or hereinafter issued.

            (b) The Option may be exercised, in whole or in part, at any time or times by Cantor by written notice given to the Stockholder Representative before the Termination Date (as defined in Section 3(a)). In the event that Cantor wishes to exercise the Option, Cantor will send a written notice to Stockholder Representative (the "Option Exercise Notice") specifying the manner in which Cantor will pay for the Option Shares, identifying the total number of Option Shares which it intends to purchase and specifying a date (not later than fifteen (15) business days and not earlier than the next business day following the date such notice is given) for each Closing (as defined in Section 1(c) hereof). Any exercise of the Option shall be applied in accordance with the procedure described at Schedule B; provided that at all times the Investor shall deal only with the Stockholder Representative.

            (c) (i) Each closing of the purchase and sale of the applicable Option Shares (a "Closing") shall take place on the date (a "Closing Date") specified by Cantor in the Option Exercise Notice at 10:00 a.m., local time, at the offices of Cantor, or such other place as the parties thereto may mutually agree.

                  (ii) At each Closing, each Stockholder shall, at its expense, provide such supporting documents, assignments, affidavits and other good and sufficient instruments of sale and transfer, in form and substance satisfactory to Cantor and its counsel, as are necessary to permit Cantor to acquire the Option Shares free of all adverse claims, liens, pledges, charges, encumbrances, security interests, options, trusts, commitments or voting or other restrictions of any kind whatsoever.

                  (iii) At each Closing, Cantor will purchase the Option Shares subject thereto from Stockholder at the applicable Exercise Price, as may be adjusted pursuant to Section 1(d) hereof, which shall be payable in cash to a single bank account established solely for the purpose of this Agreement for the benefit of the Stockholders, as identified by the Stockholder Representative, who shall then promptly disburse the proceeds to each applicable Stockholder.

            (d) In the event of any change in the Company Shares by reason of a stock dividend, stock split, split-up, recapitalization, combination, exchange of shares or similar transaction, the type and number of shares or securities that constitute Option Shares hereunder, and the Exercise Price therefor, shall be adjusted appropriately.

      2.    Stockholder Shares.

            (a) Delivery of Stock Certificates Representing the Option Shares. On the date hereof each Stockholder shall have delivered to Cantor, stock certificates representing the number of Stockholder Shares identified at Schedule A as "Option Shares" issued and outstanding and so held of record, duly endorsed (or accompanied by appropriate stock powers duly endorsed) in blank for transfer by such Stockholder as the record holder thereof, with signatures guaranteed by a commercial bank. Cantor shall hold such stock certificates in escrow pending any exercise of the Option upon which Cantor is hereby authorized, without any further action on the part of the Stockholder, to release such documentation from escrow in connection with any Closing.

            (b) Grant of Proxy. Each Stockholder hereby irrevocably appoints Cantor, with full power of substitution (Cantor and its substitutes being referred to herein as the "Proxy"), as attorney-in-fact, agent and proxies to vote all Stockholder Shares on all matters as to which Stockholder Shares are entitled to a vote at a meeting of the stockholders of the Company or to which they are entitled to express consent or dissent to corporate action in writing without a meeting in the Proxy's absolute, sole and binding discretion; provided that the Proxy shall not be entitled to vote or consent in any matter, unless and until Cantor shall have acquired Beneficial Ownership of at least 11,700,000 Company Shares. Subject to the above, each Stockholder agrees that the Proxy may, in such Stockholder's name and stead, (i) attend any annual or special meeting of the Stockholders of the Company and vote all Stockholder Shares at any such annual or special meeting, and (ii) execute with respect to all Stockholder Shares any written consent to, or dissent from, corporate action respecting any matter to which the stockholders of the Company are entitled to express such consent or dissent without a meeting. Each Stockholder agrees to refrain from (A) voting at any annual or special meeting of the stockholders of the Company, (B) executing any written consent in lieu of a meeting of the stockholders of the Company, (C) exercising any rights of dissent with respect to the Stockholder Shares, or (D) granting any proxy or authorization to any person with respect to the voting of the Stockholder Shares, except pursuant to this Agreement, or taking any action contrary to or in any manner inconsistent with the terms of this Agreement. Each Stockholder agrees that this grant of proxy is irrevocable and coupled with an interest and agrees that the persons designated as Proxy pursuant hereto may at any time name any other person as their substituted Proxy to act pursuant hereto, either as to a specific matter or as to all matters. The grant of proxy shall be valid from the date hereof until the Termination Date. Each Stockholder hereby revokes any proxy previously granted by it with respect to its Stockholder Shares. In discharging its powers under this Agreement, the Proxy may rely upon advice of counsel to Cantor, and any vote made or action taken by the Proxy in reliance upon such advice of counsel shall be deemed to have been made in good faith by the Proxy.

            (c) Each Stockholder hereby agrees to vote all of its Stockholder Shares entitled to vote in favor of the election to the Company board of directors of any nominee selected by Cantor pursuant to the Investment Agreement.

      3.    Termination.

            (a) This agreement shall terminate (the "Termination Date") upon the close of business on the tenth anniversary of the date of this Agreement or by mutual agreement between Cantor and Stockholders.

            (b) Upon termination, this Agreement shall have no further force or effect, except for Section 8 which shall continue to apply to any case, action or proceeding relating to the enforcement of this Agreement.

      4. Representations and Warranties of Each Stockholder. Each Stockholder hereby represents and warrants jointly and severally to Cantor as follows:

            (a) Due Authorization. Each Stockholder has the legal capacity and all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Stockholder Beneficially Owns all of the Stockholder Shares as listed on Schedule A hereto and specified as owned with no restrictions on the voting rights or rights of disposition pertaining thereto including any pledge, lien or other encumbrance thereon (except as specified in such Schedule A), which constitute all Company Shares and Company Shares subject to options or warrants or otherwise Beneficially Owned by him. This Agreement constitutes a valid and binding agreement of the Stockholder, enforceable in accordance with its terms.

            (b) No Conflicts. Neither the execution and delivery of this Agreement, the performance of this Agreement including the grant of the proxy, nor the consummation by the Stockholder of the transactions contemplated hereby will conflict with or constitute a violation of or default under any contract, commitment, agreement, arrangement or restriction of any kind to which the Stockholder is party or by which the Stockholder is bound.

      5.    Rights of First Refusal.

            (a) If at any time a Stockholder desires to sell all or any part of its Company Shares Beneficially Owned at any such time (but in all cases exclusive of the Option Shares) pursuant to a bona fide offer from a unaffiliated third party or in an open market transaction undertaken pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended(the "Proposed Transferee"), the Stockholder shall submit a written offer (the "Third Party Offer") to sell such shares (the "Offered Securities") to Cantor on terms and conditions, including price (i.e., in the case of a proposed open market transaction, the purchase price will be calculated as the lesser of (i) the trailing 10-day closing bid price immediately prior to the date of receipt by Cantor of the Third Party Offer or (ii) the closing bid price on the date immediately prior to the date of receipt by Cantor of a Third Party Offer., not less favorable to Cantor than those on which the Stockholder proposes to sell such Offered Securities to the Proposed Transferee. The Third Party Offer shall disclose the identity of the Proposed Transferee, the number of Offered Securities proposed to be sold, the terms and conditions (including price) of the proposed sale, and any other material facts relating to the proposed sale. The Third Party Offer shall further state that Cantor may acquire, in accordance with the provisions of this Agreement, all or any portion of the Offered Securities for the price and upon the other terms and conditions set forth therein.

            (b) If Cantor desires to purchase all or any part of the Offered Securities, it shall deliver a written notice thereof to the Stockholder, which notice shall state the number of Offered Securities Cantor desires to purchase and shall be delivered to the Stockholder within five (5) business days of its receipt of the Third Party Offer. Such notice shall, when taken in conjunction with the Third Party Offer, be deemed to constitute a valid, binding and enforceable agreement for the sale and purchase of the Offered Securities. The closing of the sale of the Offered Securities to be sold to Cantor pursuant hereto shall take place at the offices of Cantor on the date selected by Cantor which shall not be more than fifteen (15) days after the date the Third Party Offer is received by Cantor (or if such day is not a business day, then on the next succeeding business day). Such sale shall be effected by the Stockholder's delivery to Cantor of a certificate or certificates evidencing the Offered Securities (or any portion thereof) to be purchased by it, duly endorsed, against payment to the Stockholder of the purchase price therefor.

            (c) If Cantor does not purchase all of the Offered Securities, the Offered Securities not so purchased may be sold by the Stockholder at any time within six (6) months after the date the Third Party Offer was received by Cantor. The stop-transfer notice in respect of such shares shall be revoked and the legend defined at Section 9 shall be removed. Any such sale to the Proposed Transferee shall be at a purchase price and upon other terms and conditions not more favorable to the Proposed Transferee than those specified in the Third Party Offer.

      6. No Transfer; No Solicitation. (a) Each Stockholder hereby agrees, without the prior written consent of Cantor, except pursuant to the terms hereof, not to (i) sell, transfer or assign, or otherwise dispose of any of its Stockholder Shares; (ii) grant any proxies, deposit any Stockholder Shares into a voting trust or enter into a voting agreement with respect to any Stockholder Shares; or (iii) take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect or preventing or disabling the Stockholder from performing his obligations under this Agreement. In furtherance of this Agreement, concurrently herewith the Stockholder shall and hereby does authorize the Company's counsel to notify the Company's transfer agent that there is a stop transfer order with respect to all of the Stockholder Shares.

            (b) Each Stockholder shall not pledge, encumber, lien or hypothecate any or all of its Stockholder Shares in any respect whatsoever.

      7. Entire Agreement. This Agreement (including the documents and instruments referred to herein) (a) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereto; (b) shall not be assigned by operation of law of otherwise without the prior written consent of the other parties thereto, except that Cantor may assign, in its sole discretion, all or any of its rights, interests and obligations hereunder to any affiliate; and (c) shall not be amended, waived, altered or modified in any manner whatsoever, except by a written instrument executed by the parties hereto.

      8. Remedies. The parties acknowledge that it would be impossible to fix money damages for violations of this Agreement and that such violations will cause irreparable injury for which adequate remedy at law is not available; and therefore this Agreement must be enforced by specific performance or injunctive relief. The parties hereto agree that any party may, in its sole discretion, apply to any court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection or defense to the imposition of such relief. Nothing herein shall be construed to prohibit any party from bringing any action for damages in addition to an action for specific performance or an injunction for a breach of this Agreement.

      9. Legends on Certificates. Until the Termination Date, the Stockholders shall ensure that all certificates representing Stockholder Shares shall bear the following legend:

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF AN OPTION AGREEMENT AND IRREVOCABLE PROXY, DATED AS OF DECEMBER ___, 2004, BY AND AMONG GEG HOLDINGS, LLC AND THE STOCKHOLDERS (AS THEREIN DEFINED). ANY TRANSFEREE OF THESE SHARES TAKES SUBJECT TO THE TERMS OF SUCH AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE OFFICES OF THE COMPANY.

provided, however, the foregoing legend shall be removed following a sale of Company Shares by a Stockholder to a third party, as permitted by Section 5 hereinabove.

      10. Parties in Interest. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors, permitted assigns, heirs, executors, administrators and other legal representatives, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

      11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall be deemed an original, but all of which shall constitute one and the same agreement.

      12. Definitions. Unless the context otherwise requires, the following terms shall have the following respective meanings:

            (a) "Beneficial Owner" has the meaning set forth in Rule 13d-3 of the Rules and Regulations to the Exchange Act and for avoidance of doubt shall mean, without duplication, any shares of Company securities held of record by a Person, and "Beneficially Owned" shall have a correlative meaning; provided, however, that for purposes of this Agreement a person shall be deemed to be the Beneficial Owner of Company Shares that may be acquired pursuant to the exercise of an option, warrant or other right regardless of when such option is exercisable.

            (b) "Person" means a corporation, association, partnership venture, organization, business, individual, trust, estate or any other entity or group (within the meaning of Section 13(d)(3) of the Exchange Act.

      13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice);

            (a)   If to Cantor to:

                  Cantor G & W (Nevada), L.P.
                  135 East 57th Street
                  New York, New York 10022

                  Facsimile No.:      (212) 829-4708

                  Attention:  Stephen M. Merkel
                              General Counsel

                  with a copy to:

                  Zukerman Gore & Brandeis, LLP
                  875 Third Avenue
                  New York, New York 10022

                  Facsimile No.:   (212) 223-6433

                  Attention:  Clifford A. Brandeis

            (b) If to any Stockholder, to the Stockholder Representative as follows:

                  Tibor N. Vertes
                  Level 8, 77 Pacific Highway
                  North Sydney, NSW 2060, Australia

                  Facsimile No.:   +61 (2) 8918 1122
                  Email:           tibor@gaming-group.com
                  Attention:       Tibor Vertes

                  with the Stockholder Representative sending a copy to:

--------------------------------------------------------------------------
Name                            Email                    Fax
--------------------------------------------------------------------------
Gregory L Hrncir                gregory@gaming-group.com +1 413 723 2141
--------------------------------------------------------------------------
Kevin J Burman                  kevin@gaming-group.com   +61 2 9879 6544
--------------------------------------------------------------------------
Sheldon Harkness                sheldon@gaming-group.com +61 2 9012 0953
c/o Zen Investments
--------------------------------------------------------------------------
Andrew Sorenson                 andrew@gaming-group.com  +61 2 8918 1188
--------------------------------------------------------------------------
Bryan Frost                     bryanfrost@aol.com       +61 3 9824 8161
c/o Gaming & Entertainment Ltd
--------------------------------------------------------------------------
Richard Revelins                richard@malvas.com.au    +61 3 9824 8161
c/o Gaming & Entertainment Ltd
--------------------------------------------------------------------------

      14. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

      15. Severability. Any term or provision of this Agreement which is held invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

      16. Further Assurances. The Stockholder further agrees to execute all additional writings, consents and authorizations as may be reasonably requested by Cantor to evidence the agreements herein or the powers granted to the Proxy hereby or to enable the Proxy to exercise those powers.

      17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof.

      18.   Venue.

            Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably agrees to service of process by mail at the address first set forth above. Each of the parties hereto irrevocably and unconditionally waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Company irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, or the negotiation, administration, performance or enforcement thereof.


                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                             CANTOR G & W (NEVADA), L.P.,

                                             By:  /s/ Lee M. Amaitis
                                               ---------------------------------
                                               Name:  Lee M. Amaitis
                                               Title: President




















                          [GAMING & ENTERTAINMENT GROUP
                     OPTION AGREEMENT and IRREVOCABLE PROXY]

                                             STOCKHOLDERS:



                                             /s/ Tibor N. Vertes
                                             -----------------------------------
                                             Tibor N. Vertes


      I, Wendy Vertes, am the spouse of Tibor N. Vertes and hereby agree and acknowledge that I will be bound by the terms, provisions, representations and warranties of this Agreement as a Stockholder with respect to any Stockholder Shares Beneficially Owned by me.

                                             /s/ Wendy Vertes
                                             -----------------------------------
                                             Name: Wendy Vertes


      The undersigned as the sole trustee of the Vertes Family Trust (the "Trust"), holders of 6,658,183 shares on the date hereof, to be bound by the terms, provisions, representations and warranties of this Agreement as a Stockholder with respect to any Stockholder Shares Beneficially Owned by the Trust.

                                             VERTES FAMILY TRUST


                                             By:  /s/ Tibor N. Vertes
                                               ---------------------------------
                                               Name:  Tibor N. Vertes
                                               Title: Director, Robit Nominees
                                                      Pty Ltd., Trustee for
                                                      Vertes Family Trust







                          [GAMING & ENTERTAINMENT GROUP
                     OPTION AGREEMENT and IRREVOCABLE PROXY]

                                             /s/ Gregory L. Hrncir
                                             -----------------------------------
                                             Gregory L. Hrncir


      I, Andrea L. Hrncir, am the spouse of Gregory L. Hrncir and hereby agree and acknowledge that I will be bound by the terms, provisions, representations and warranties of this Agreement as a Stockholder with respect to any Stockholder Shares Beneficially Owned by me.


                                             /s/ Andrea L. Hrncir
                                             -----------------------------------
                                             Name: Andrea L. Hrncir


      The undersigned as the sole trustee of the Hrncir Family Trust (the "Trust"), holders of 1,588,567 shares on the date hereof, to be bound by the terms, provisions, representations and warranties of this Agreement as a Stockholder with respect to any Stockholder Shares Beneficially Owned by the Trust.

                                             HRNCIR FAMILY TRUST


                                             By:  /s/ Andrea L. Hrncir
                                               ---------------------------------
                                               Name:  Andrea L. Hrncir
                                               Title: Trustee of the Hrncir
                                                      Family Trust







                          [GAMING & ENTERTAINMENT GROUP
                     OPTION AGREEMENT and IRREVOCABLE PROXY]

                                             /s/ Kevin J. Burman
                                             -----------------------------------
                                             Kevin J. Burman


      I, Lindsey Burman, am the spouse of Kevin J. Burman and hereby agree and acknowledge that I will be bound by the terms, provisions, representations and warranties of this Agreement as a Stockholder with respect to any Stockholder Shares Beneficially Owned by me.

                                             /s/ Lindsey Burman
                                             -----------------------------------
                                             Name: Lindsey Burman














                          [GAMING & ENTERTAINMENT GROUP
                     OPTION AGREEMENT and IRREVOCABLE PROXY]

                                             Zen Investments Pty Ltd.


                                             By:  /s/ Sheldon Harkness
                                               ---------------------------------
                                               Name:  Sheldon Harkness
                                               Title: Director

                                                 /s/ Sheldon Harkness
                                               ---------------------------------
                                               Sheldon Harkness
















                          [GAMING & ENTERTAINMENT GROUP
                     OPTION AGREEMENT and IRREVOCABLE PROXY]

                                             /s/ Andrew Sorensen
                                             -----------------------------------
                                             Andrew Sorenson



















                          [GAMING & ENTERTAINMENT GROUP
                     OPTION AGREEMENT and IRREVOCABLE PROXY]

                                             Gaming & Entertainment Group, Ltd.


                                             By:  /s/ Richard Revelins
                                               ---------------------------------
                                               Name:  Richard Revelins
                                               Title: Director
















                          [GAMING & ENTERTAINMENT GROUP
                     OPTION AGREEMENT and IRREVOCABLE PROXY]

                                                         SCHEDULE A


                              Company Shares held
                                   of Record                              Warrants/Options held as of the date of this Agreement
                               Excluding Options       Option Shares                       (for information only)
                              -------------------     ---------------     ------------------------------------------------------
Tibor N. Vertes                        --                    --           477,707 Warrants to Purchase Common Shares @ 1.50 per
                                                                          share

Vertes Family Trust                6,658,183             4,264,494                                  --

Gregory L. Hrncir                      --                    --           800,000 options to purchase @ 0.75 per share

Hrncir Family Trust                1,588,567             1,017,460                                  --

Kevin J. Burman                     523,005               334,979              200,000 options to purchase @ 0.70 per share

Zen Investments
   Pty Ltd
                                    943,873               943,873                                   --

Andrew Sorenson                     244,395               156,532         263,811 options to purchase @ 0.75 per share

Gaming & Entertainment
Group, Ltd.
                                   1,221,975              782,662
                              -------------------     ---------------     ------------------------------------------------------

                                   11,179,998            7,500,000
                              ===================     ===============

                                   SCHEDULE B


      1. Cantor shall notify Stockholder Representative of the number of Option Shares it wishes to purchase ("Total Exercised") with a copy to each Stockholder by fax and email.

      2. Stockholder Representative shall calculate pro-rata allocations of Total Exercised according to number of Option Shares currently held by each Stockholder and shall confirm to each Stockholder their "Pro-Rata Exercise" by email.

      3. The allocation of the Total Exercised shall be pro rata among the Stockholders.